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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

        I consent to the use in this Registration Statement on Form S-1 of my reports dated January 10, 1994 and May 20, 1994 relating to the financial statements of Langworthy Casino Supply and the reference to my firm under the captions "EXPERTS" in the Prospectus.



                                        /s/ Allen G. Roth
                                        -----------------
                                        Allen G. Roth
                                        Certified Public Accountant


New York, New York
July 12, 1995